UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 4, 2005
                                                 -------------------------------

                          GS Mortgage Securities Corp.
  (as depositor for the GSAMP Trust 2005-HE5 to be formed pursuant to a Pooling and Servicing Agreement, to be entered into relating to the GSAMP Trust
         2005-HE5, Mortgage Pass-Through Certificates, Series 2005-HE5)
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             (Exact name of registrant as specified in its charter)


Delaware                           333-127620                         13-3387389
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(State or other jurisdiction      (Commission                   (I.R.S. Employer
of incorporation)                 File Number)               Identification No.)


85 Broad Street, New York, New York                                        10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On August 29, 2005, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")), and Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the the "Commission" on February 17, 1995, to the "PSA") furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of GSAMP Trust 2005-HE5, Mortgage Pass-Through Certificates, Series 2005-HE5 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

               99.1 Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAMP Trust 2005-HE5, Mortgage Pass-Through Certificates, Series 2005-HE5.

               99.2 Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAMP Trust 2005-HE5, Mortgage Pass-Through Certificates, Series 2005-HE5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GS MORTGAGE SECURITIES CORP.


      November 8, 2005
      ----------------
                                             By:   /s/ Michelle Gill
                                                --------------------------------
                                                Name:  Michelle Gill
                                                Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.                       Description                     Electronic (E)
-----------                       -----------                     --------------

99.1                       Collateral Term Sheets prepared by          (E)
                           Goldman, Sachs & Co. in connection
                           with certain classes of GSAMP
                           Trust 2005-HE5, Mortgage
                           Pass-Through Certificates, Series
                           2005-HE5

99.2                       Computational Materials,                    (E)
                           Structural Term Sheets, Collateral
                           Term Sheets prepared by Goldman,
                           Sachs & Co. in connection with
                           certain classes of GSAMP Trust
                           2005-HE5, Mortgage Pass-Through
                           Certificates, Series 2005-HE5